UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   May 31, 2005
                                                --------------------------------


Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2005, relating to the Securitized Asset Backed Receivables LLC Trust 2005-FR2 Mortgage Pass-Through Certificates, Series 2005-FR2)

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-108395-15               37-1472598
         ---------                -------------               ----------
--------------------------------------------------------------------------------

      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


       200 Park Avenue, New York, New York                      10166
--------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (212) 412-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

                  Item 8.01 of the Registrant's 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on June 15, 2005 is hereby amended and restated in its entirety. Attached as Exhibit 4 is Amendment No. 1, dated as of July 7, 2005 ("Amendment"), to the Pooling and Servicing Agreement (as defined below) for Securitized Asset Backed Receivables LLC Trust 2005-FR2 Mortgage Pass-Through Certificates, Series 2005-FR2. On May 31, 2005, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Fremont Investment & Loan, as responsible party, Saxon Mortgage Services, Inc., as servicer, MortgageRamp Inc., as loan performance advisor, and Wells Fargo Bank, National Association, as trustee, of Securitized Asset Backed Receivables LLC Trust 2005-FR2 Mortgage Pass-Through Certificates, Series 2005-FR2 (the "Certificates"), issued in fifteen classes. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of May 31, 2005 of $452,768,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of May 26, 2005 by and among the Company and the Underwriter.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.
          ---------------------------------

(c)   Exhibits

Exhibit 4 Amendment No. 1, dated as of July 7, 2005 to the Pooling and Servicing Agreement, dated as of May 1, 2005, by and among the Company, as depositor, Fremont Investment & Loan, as responsible party, Saxon Mortgage Services, Inc., as servicer, MortgageRamp Inc., as loan performance advisor, and Wells Fargo Bank, National Association, as trustee.

      SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  August 2, 2005               SECURITIZED ASSET BACKED
                                          RECEIVABLES LLC

                                   By:    /s/ Paul Menefee
                                      ------------------------------------------
                                      Name:   Paul Menefee
                                      Title:  Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.             Description
-----------             -----------

4 Amendment No. 1, dated as of July 7, 2005 to a Pooling and Servicing Agreement, dated as of May 1, 2005, by and among the Company, as depositor, Fremont Investment & Loan, as responsible party, Saxon Mortgage Services, Inc., as servicer, MortgageRamp Inc., as loan performance advisor, and Wells Fargo Bank, National Association, as trustee.